SUPPLEMENT DATED DECEMBER 1, 2008

TO PROSPECTUSES DATED OCTOBER 20, 2008

FOR SUN LIFE FINANCIAL MASTERS ACCESS NY
SUN LIFE FINANCIAL MASTERS EXTRA NY
SUN LIFE FINANCIAL MASTERS CHOICE NY
SUN LIFE FINANCIAL MASTERS FLEX NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement replaces the previous supplement dated October 20, 2008, regarding the availability of benefits on Contracts issued in the state of New York.

The Travel Assistance Program described in the above-cited Prospectuses is not currently available on Contracts issued in New York.

All references in the Prospectuses to the Travel Assistance Program should be disregarded.

This Supplement should be read and retained for future reference.

Masters (NY) 12/08